Exhibit 1.1
Execution Copy
2,525,000 Common Units
ECA MARCELLUS TRUST I
UNDERWRITING AGREEMENT
New York, NY
April 12, 2011
Citigroup Global Markets Inc.
As Representative of the Several Underwriters
     listed on Schedule I hereto
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013
Ladies and Gentlemen:
     Energy Corporation of America, a West Virginia corporation (the “Company”), proposes to sell an aggregate of 2,525,000 units (the “Firm Units”) of beneficial interest (the “Common Units”) in ECA Marcellus Trust I, a statutory trust formed under the laws of the State of Delaware (the “Trust”). In addition, the Company proposes to grant the underwriters (the “Underwriters”) named in Schedule I attached to this agreement (this “Agreement”) an option to purchase up to an additional 360,723 Common Units on the terms set forth herein (the “Additional Units”). The Firm Units and the Additional Units, if purchased, are hereinafter collectively called the “Units.” Citigroup Global Markets Inc. is acting as the representative of the several Underwriters and in such capacity is referred to in this Agreement as the “Representative.”
     The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), on behalf of the Trust, and the Company wish to confirm as follows their agreement with you and the other several Underwriters, on whose behalf you are acting, in connection with the purchase of the Units from the Company.
     1. Registration Statement and Prospectus. The Trust has prepared and filed with the Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Act”), a registration statement on Form S-1 (File No. 333-172797), including a prospectus subject to completion, relating to the Units. Such registration statement, as amended, including the financial statements, exhibits, annexes and schedules thereto, at the time when it becomes effective and as thereafter amended by any post-effective amendment, is referred to in this Agreement as the “Registration Statement.” The prospectus in the form included in the Registration Statement or, if the prospectus included in the Registration Statement omits certain information in reliance upon Rule 430A under the Act and such information is thereafter included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act or as part of a post-effective amendment to the Registration Statement after the Registration Statement becomes effective, the prospectus as so filed, is referred to in this Agreement as the “Prospectus.” The prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of such Registration Statement with the Commission and each such prospectus as amended from time to time until the date of the Prospectus is referred to in this Agreement as a “Preliminary Prospectus.” For purposes of this Agreement, “free writing prospectus” has the meaning ascribed to it in Rule 405 under the Act, and “Issuer Free Writing Prospectus” shall mean each free writing prospectus prepared by or on behalf of the Trust or the Company or used or referred to by the Trust or the Company in connection with the offering of the Units. “Time of Sale Information” shall mean the most recent Preliminary Prospectus, together with each free writing prospectus, if any, identified in Schedule II hereto and the information set out in Schedule III hereto. “Effective Date” means each date and time as of which any part of the Registration Statement was or is declared effective by the Commission. “Time of Sale” means 9:02 a.m., New York time, on April 12, 2011.
     2. Agreements to Sell and Purchase. The Company hereby agrees to sell the Firm Units to the Underwriters and, upon the basis of the representations, warranties and agreements of the Company and the Trust herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company at a purchase price of $28.13 per Unit (the “purchase price per Unit”), the number of Firm Units set forth opposite the name of such Underwriter in Schedule I hereto.
     The Company hereby also agrees to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company and the Trust herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right for 30 days from the date of the Prospectus to purchase from the Company up to 360,723 Additional Units at the purchase price per Unit of the Firm Units, less an amount per Unit equal to any distributions declared by the Trust and payable on each Firm Unit but not on each Additional Unit. The Additional Units may be purchased solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Firm Units. If any Additional Units are to be purchased, each Underwriter, severally and not jointly, agrees to purchase the number of Additional Units (subject to such adjustments as you may determine to avoid fractional units) that bears the same proportion to the total number of Additional Units to be purchased by the Underwriters as the number of Firm Units set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Firm Units. The option to purchase Additional Units may be exercised in whole or in part at any time or from time to time within 30 days after the date of the Prospectus.
     3. Terms of Public Offering. The Trust and the Company have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Units as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Units upon the terms set forth in the Prospectus.

     Not later than 12:00 p.m. on the second business day following the date the Units are released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Representative shall request.
     4. Delivery of the Units and Payment Therefor. Delivery to the Underwriters of the Firm Units and payment therefor shall be at the offices of the Company, 4643 South Ulster Street, Suite 1100, Denver, Colorado at 8:00 a.m., Denver, Colorado time, on April 15, 2011, (the time and date of such closing are called the “Closing Date”). The place of closing for the Firm Units and the Closing Date may be varied by agreement among the Representative, the Trust and the Company. The Trust and the Company hereby acknowledge that circumstances under which the Representative may provide notice to postpone the Closing Date as originally scheduled include any determination by the Trust, the Company or the Representative to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 11 hereof.
     Delivery to the Underwriters of and payment for any Additional Units to be purchased by the Underwriters shall be made at the offices of the Company, 4643 South Ulster Street, Suite 1100, Denver, Colorado at 8:00 a.m., Denver, Colorado time, on such date or dates (each an “Additional Closing Date”) (which may be the same as the Closing Date, but shall in no event be earlier than the Closing Date nor earlier than three nor later than ten business days after the giving of the notice hereinafter referred to) as shall be specified in a written notice or notices, from the Representative on behalf of the Underwriters to the Company, of the Underwriters’ determination to purchase a number, specified in such notice or notices, of Additional Units. Such notice or notices may be given at any time within 30 days after the date of the Prospectus and must set forth (i) the aggregate number of Additional Units as to which the Underwriters are exercising the option and (ii) the names and denominations in which ownership of the Additional Units is to be registered. The place of closing for the Additional Units and the Additional Closing Date may be varied by agreement among you, the Trust and the Company.
     Delivery of the Firm Units and of any Additional Units to be purchased hereunder shall be made through the facilities of The Depository Trust Company (“DTC”) against payment of the purchase price therefor by wire transfer of immediately available funds to an account or accounts specified in writing, not later than the close of business on the business day next preceding the Closing Date or the Additional Closing Date, as the case may be, by the Company. Payment for the Units shall be delivered by the Representative to the Company.
     It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price per Unit for the Firm Units and the Additional Units (subject to any adjustment for distributions declared by the Trust and payable on each Firm Unit but not on each Additional Unit, as described in Section 2), if any, that the Underwriters have agreed to purchase. Citigroup Global Markets Inc., individually and not as the Representative of the Underwriters, may, but shall not be obligated to, make payment for any Units to be purchased by any Underwriter whose funds shall not have been received by the Representative by the Closing Date or the Additional Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.
     5. Covenants and Agreements. Each of the Company and the Trustee, on behalf of the Trust, covenants and agrees with the several Underwriters as follows:
          (a) The Trust will use its best efforts to cause the Registration Statement and any amendments thereto to become effective, if it has not already become effective, and will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement has become effective and the time and date of any filing of any post-effective Registration Statement or any amendment or supplement to any Preliminary Prospectus or the Prospectus and the time and date that any post-effective amendment to the Registration Statement becomes effective, (ii) if Rule 430A under the Act is employed, when the Prospectus has been timely filed pursuant to Rule 424(b) under the Act, (iii) of the receipt of any comments of the Commission, or any request by the Commission for amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Units for offering or sale in any jurisdiction or the initiation of any proceeding for such purposes and (v) within the period of time referred to in Section 5(h) below, of any change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Trust, or of any event that comes to the attention of the Trust that makes any statement made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue in any material respect or that requires the making of any additions thereto or changes therein in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading in any material respect, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other applicable law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Trust will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time. The Trust will provide the Underwriters with copies of the form of Prospectus, in such number as the Underwriters may reasonably request, and file with the Commission such Prospectus in accordance with Rule 424(b) of the Act before the close of business on the first business day immediately following the date hereof.
          (b) The Trust will furnish to you, without charge, a photocopy of the signed original of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to you, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto as you may reasonably request.
          (c) The Trust will promptly file with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company, the Trust or the Representative, be required by the Act or requested by the Commission.

          (d) The Trust will furnish a copy of any amendment or supplement to the Registration Statement or to the Prospectus or any Issuer Free Writing Prospectus to you and counsel for Underwriters and obtain your consent prior to filing any of those with the Commission.
          (e) Neither the Company nor the Trust will make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without your prior consent.
          (f) The Company and the Trust will retain in accordance with the Act all Issuer Free Writing Prospectuses not required to be filed pursuant to the Act; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify you and, upon your request, to file such document (if required to be filed pursuant to the Act) and to prepare and furnish without charge to each Underwriter as many copies as they may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.
          (g) Prior to the execution and delivery of this Agreement, the Trust has delivered or will deliver to you, without charge, in such quantities as you have requested or may hereafter reasonably request, copies of each form of the Preliminary Prospectus. Consistent with the provisions of Section 5(h) hereof, the Trust consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Units are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Preliminary Prospectus so furnished by the Trust.
          (h) As soon after the execution and delivery of this Agreement as is practicable and thereafter from time to time for such period as in the reasonable opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or a dealer, and for so long a period as you may request for the distribution of the Units, the Trust will deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as they may reasonably request. The Trust consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Units are offered by the several Underwriters and by all dealers to whom Units may be sold, both in connection with the offering and sale of the Units and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If at any time prior to the later of (i) the completion of the distribution of the Units pursuant to the offering contemplated by the Registration Statement or (ii) the expiration of prospectus delivery requirements with respect to the Units under Section 4(3) of the Act and Rule 174 thereunder, any event shall occur that in the judgment of the Company, the Trust or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the Act or any other law, the Trust will forthwith prepare and, subject to Section 5(a) hereof, file with the Commission and use its best efforts to cause to become effective as promptly as possible an appropriate supplement or amendment thereto, and will furnish to each Underwriter who has previously requested Prospectuses, without charge, a reasonable number of copies thereof.
          (i) If this Agreement shall terminate or shall be terminated after execution pursuant to any provision hereof (except Section 11), or if this Agreement shall be terminated by the Underwriters because of any inability, failure or refusal on the part of the Company or the Trust to perform in all material respects any agreement herein or to comply in all material respects with any of the terms or provisions hereof or to fulfill in all material respects any of the conditions of this Agreement, the Company agrees to reimburse the Representative and the other Underwriters, other than defaulting Underwriters, for all out-of-pocket expenses (including travel expenses and reasonable fees and expenses of counsel for the Underwriters, but excluding wages and salaries paid by you) reasonably incurred by you in connection herewith.
          (j) For a period commencing on the date hereof and ending on the 60th day after the date of the Prospectus (the “Lock-Up Period”), the Company will not, directly or indirectly, (i) offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) (collectively, a “Disposition”) any Trust Units (as defined in Section 6(a)(vii) below), other securities of the Trust, other securities that are derived from the Subject Interests (as defined in the conveyances and assignments filed as exhibits to the Trust’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “Conveyances”), that are substantially similar to the Trust Units, or securities convertible into or exchangeable for Trust Units, or sell or grant options, rights or warrants with respect to any Trust Units or securities convertible into or exchangeable for Trust Units (collectively, “Trust Securities”); (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Trust Units, whether any such transaction is to be settled by delivery of Trust Units or other securities, in cash or otherwise, (iii) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Trust Securities or (iv) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Representative on behalf of the Underwriters, and the Company will procure from each individual set forth on Schedule IV hereto and deliver to the Representative, prior to the Closing Date, a letter or letters substantially in the form of Exhibit G hereto (the “Lock Up Agreements”); notwithstanding the foregoing if (x) during the last 17 days of the Lock-Up Period, the Trust issues an earnings release or announces material news or a material event relating to the Trust occurs or (y) prior to the expiration of the Lock-Up Period, the Trust announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in this Section 5(j) shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless the Representative, on behalf of the Underwriters, waives such extension in writing. The foregoing restrictions shall not apply to Dispositions of up to 116,010 Common Units by the Company to its certain eligible employees as incentive compensation, as described in the Registration Statement, Time of Sale Information and Prospectus.
          (k) The Trust will comply with all provisions of any undertakings contained in the Registration Statement.
          (l) Neither the Company nor the Trust will at any time, directly or indirectly, take any action designed, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Trust Units to facilitate the sale or resale of any of the Units in violation of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”), the Act or other applicable law.
          (m) The Trust will file promptly all material required to be filed by it with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act or the rules and regulations of the Commission thereunder, subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering of the Units.
          (n) The Company and the Trust will comply with all agreements and satisfy all conditions on their part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date or the Additional Closing Date, as the case may be, and the Company and the Trust will advise the Underwriters prior to the Closing Date or the Additional Closing Date, as the case may be, if any statements to be made on behalf of the Company or the Trust in the certificates contemplated by Section 9 hereof would be inaccurate if made as of the Closing Date or the Additional Closing Date, as the case may be.
          (o) The Company and the Trust will cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Units for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may reasonably designate and will file such consents to service of process or other documents as may be reasonably necessary in order to effect and maintain such registration or qualification for so long as required to complete the distribution of the Units; provided that in no event shall either the Company or the Trust be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general service of process in suits, other than those arising out of the offering or sale of the Units, as contemplated by this Agreement and the Prospectus, in any jurisdiction where it is not now so subject. In the event that the qualification of the Units in any jurisdiction is suspended, the Company or the Trust shall so advise you promptly in writing. The Trust will use its reasonable best efforts to qualify or register the Trust Units for sale in non-issuer transactions under (or obtain exemptions from the application of) the Blue Sky laws of each state where necessary to permit market making transactions and secondary trading and will use its reasonable best efforts to cause the Trust to comply with such Blue Sky laws and to continue such qualifications, registrations and exemptions in effect for a period of five years after the date hereof.

          (p) The Trust will timely file with the New York Stock Exchange (the “NYSE”) all documents and notices required by the NYSE of trusts that have securities that are traded on the NYSE.
          (q) The Trust will make generally available to holders of the Trust Units a consolidated earnings statement (in form complying with the provisions of Rule 158), which need not be audited, covering a 12-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act.
          (r) The Trust will furnish to holders of the Trust Units as soon as practicable after the end of each fiscal year an annual report (including financial statements of the Trust certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to holders of the Trust Units summary financial information of the Trust for such quarter in reasonable detail. For purposes of this Section 5(r), the Trust shall be deemed to have made available such summary financial information if such information has been filed on the Commission’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).
          (s) The Trust, during the period ending three years from the date hereof, will furnish to you and, upon your request, to each of the other Underwriters, (i) as soon as available, a copy of each proxy statement, quarterly or annual report or other report of the Trust mailed to unitholders or filed with the Commission, the NYSE or any other national securities exchange and (ii) from time to time such other information concerning the Trust as you may reasonably request. For purposes of this Section 5(s), the Trust shall be deemed to have furnished the required information if such document has been filed on EDGAR.
          (t) The Company will cause all Units to be delivered on the Closing Date or any Additional Delivery Date, as the case may be, to be released from, and no longer subject to, any liens of encumbrances whatsoever, including without limitation the pledge of such Units (the “Pledge”) made in favor of Wells Fargo Capital Finance, Inc. in connection with an amendment to a credit facility between the Company and Wells Fargo Capital Finance, Inc. and others, as now in effect or as in effect on the Closing Date or any Additional Delivery Date, as the case may be..
     6. Representations and Warranties.
          (a) The Trust and the Company hereby represent and warrant to each Underwriter on the date hereof, and shall be deemed to represent and warrant to each Underwriter on the Closing Date and the Additional Closing Date, as the case may be, that:
     (i) No Stop Order. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Trust or the Company, threatened by the Commission. No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Trust or the Company, threatened by the Commission.
     (ii) No Material Misstatements or Omissions in Registration Statement. The Registration Statement conforms, and any further amendments or supplements to the Registration Statement will conform, in all material respects to the applicable requirements of the Act and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 13.
     (iii) No Material Misstatements or Omissions in Prospectus. The Prospectus will conform, when filed with the Commission under Rule 424(b), in all material respects to the applicable requirements of the Act, and will not, as of its date and on each of the Closing Date and the Additional Closing Date, if any, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 13.
     (iv) No Material Misstatements or Omissions in Time of Sale Information. The most recent Preliminary Prospectus conformed, as of the effective date of the Registration Statement and as of the date hereof, in all material respects to the applicable requirements of the Act and the rules and regulations of the Commission thereunder. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the applicable requirements of the Act on the date of first use. The Time of Sale Information, as of the Time of Sale, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Issuer Free Writing Prospectus, as of its time of first use, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus does not conflict with the information contained in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus; provided that no representation or warranty is made as to information contained in or omitted from the Time of Sale

Information in reliance upon and in conformity with written information furnished to the Company or the Trust through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 13.
     (v) Trust Not an “Ineligible Issuer.” The Trust was not, at the time of initial filing of the Registration Statement, on the date hereof, and will not be, on the Closing Date and the Additional Closing Date, if any, an “ineligible issuer” (as defined in Rule 405 under the Act).
     (vi) Formation and Authority of Trust. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a statutory trust have been made. The Trust has full power and authority to own its properties currently owned and to conduct its business as currently conducted, in each case in all material respects as described in the Registration Statement, the Time of Sale Information and the Prospectus. Neither the Trust nor the Trustee is required to qualify to transact business or appoint an agent for service of process in the Commonwealth of Pennsylvania as a result of the ownership, operation or activities of the Trust or the Trustee with respect to the Trust, and the activities of the Trustee pursuant to the Trust Agreement of the Trust by and among the Company, the Trustee and Corporation Trust Company, a Delaware Trustee (the “Delaware Trustee”), as amended to the date hereof (the “Trust Agreement”) will not require the appointment of an ancillary trustee in the Commonwealth of Pennsylvania.
     (vii) Outstanding Trust Units. The issued and outstanding beneficial interests in the Trust consist of 13,203,750 Common Units and 4,401,250 subordinated units of beneficial interest (the “Subordinated Units” and, collectively with the Common Units, the “Trust Units”); and the Trust Units have been duly authorized in accordance with the Trust Agreement and are validly issued, fully paid and nonassessable and free from any preemptive or similar rights. The Company owns the right to receive Incentive Distributions, as such term is defined in the Trust Agreement (the “Incentive Distributions”).
     (viii) Authority and Authorization. The Trust has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. At each of the Closing Date and the Additional Closing Date, all trust action required to be taken by the Trust, any of its unitholders, the Trustee, and the Delaware Trustee, for the consummation of the transactions contemplated by this Agreement shall have been validly taken.
     (ix) Authorization of Underwriting Agreement. This Agreement has been duly authorized and validly executed and delivered by the Trust.

     (x) Enforceability of Trust Agreement. The Trust Agreement has been duly authorized, executed and delivered by the Trustee and the Delaware Trustee and is a valid and legally binding agreement of the Trustee and the Delaware Trustee, enforceable against each of the Trustee and the Delaware Trustee in accordance with its terms.
     (xi) Title to Properties. The Trust has good and defensible title to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects, except for the Permitted Encumbrances (as defined in the Conveyances) or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Trust, including, but not limited to, the following:
A.	the “PDP Royalty Interest,” which entitles the Trust to receive 90% of the proceeds (after deducting post-production costs and any applicable taxes) from the sale of production of natural gas attributable to the Company’s interest in 14 producing horizontal natural gas wells producing from the Marcellus Shale formation, all of which are located in Greene County, Pennsylvania (the “Producing Wells”); and

B.	the “PUD Royalty Interest” (and collectively with the PDP Royalty Interest, the “Royalty Interests”), which entitles the Trust to receive 50% of the proceeds (after deducting post-production costs and any applicable taxes) from the sale of production of natural gas attributable to the Company’s interest in the 52 horizontal natural gas development wells drilled or to be drilled to the Marcellus Shale formation within the “Area of Mutual Interest” or “AMI” in which the Company holds 9,300 acres in Greene County, Pennsylvania (the “PUD Wells”).
     (xii) No Conflicts. None of (i) the offer or sale of the Units as described in the Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance of this Agreement by the Trust nor (iii) the consummation of the transactions contemplated by this Agreement, (A) conflicts or will conflict with or constitutes or will constitute a violation of the Trust Agreement or the Certificate of Trust for the Trust, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Trust is a party or by which it or any of its properties may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to the Trust or any of its properties or assets in a proceeding to which the Trust or its properties or assets is a party or is bound or (D) results or will result in the creation or imposition of any liens, encumbrances, security interests, charges or other claims (“Liens”) upon any property or assets of the Trust, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (B), (C) or (D), would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Trust (the occurrence of such an event or result being referred to as a “Material Adverse Effect”) or materially impair the ability of the Trust to consummate the transactions provided for in this Agreement.
     (xiii) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over the Trust or its properties or assets is required in connection with (i) the offer and sale of the Units as described in the Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance of this Agreement by the Trust or (iii) the consummation of the transactions contemplated by this Agreement except (A) for registration of the Units under the Act and consents required under the Exchange Act, and applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters or (B) for such consents that have been, or prior to the Closing Date will be, obtained or made.
     (xiv) No Defaults. The Trust is not (i) in violation of the Trust Agreement or the Certificate of Trust for the Trust, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or any of its properties or assets or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other agreement or instrument to which it is a party or by which it or any of its properties or assets may be bound, which breach, default or violation in the case of clauses (ii) or (iii) would, if continued, reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Company or the Trust to consummate the transactions provided for in this Agreement. To the knowledge of the Company and the Trustee, no third party to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or by which it is bound or to which any of its properties or assets is subject, is in breach, default or violation of any such agreement, which breach, default or violation, if continued, would reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Trust to consummate the transactions provided for in this Agreement.
     (xv) Conformity of Securities to Descriptions in the Registration Statement, the Time of Sale Information and the Prospectus. The Trust Securities conform in all material respects to the descriptions thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus.

     (xvi) Independent Public Accountants. Ernst & Young LLP, who has certified the audited financial statements of the Trust (including the related notes thereto and supporting schedules) included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus (or any amendment or supplement thereto), is and was during the periods covered by such financial statements, an independent registered public accounting firm with respect to the Trust as required by the Act and the Public Company Accounting Oversight Board.
     (xvii) Financial Statements. The historical financial statements and selected financial data (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus present fairly in all material respects the financial condition of the Trust as of the dates indicated, and comply as to form with the applicable accounting requirements of the Act and have been prepared in accordance with accounting principles permitted for royalty trusts by the Commission as specified in FASB ASC Topic 932 Extractive Activities — Oil and Gas: Financial Statements of Royalty Trusts. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, any Preliminary Prospectus or the Prospectus that are not so included as required. The other financial information of the Trust, including non-GAAP financial measures, if any, contained in the Registration Statement, the Time of Sale Information and the Prospectus has been derived from the accounting records of the Trust, and fairly presents the information purported to be shown thereby.
     (xviii) Reserve Engineers. The information underlying the estimates of reserves, future production, and income attributable to royalty interests of the Trust, which was supplied by the Company to Ryder Scott Company, L.P. (“Ryder Scott”), independent petroleum engineers, for purposes of preparing the reserve reports and estimates of the Trust and preparing the letter (the “Reserve Report Letter”) of Ryder Scott, including, without limitation, production volumes, sales prices for production costs of operation and development, and working interest and net revenue information relating to ownership interests in the Royalty Interests, was true and correct in all material respects on the dates such estimates were made and such information was supplied and was prepared in accordance with customary industry practices; estimates of such reserves and present values as described in the Registration Statement, the Time of Sale Information and the Prospectus and reflected in the Reserve Report Letter comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Act. Ryder Scott, whose report as of December 31, 2010, is referenced in the Time of Sale Information and the Prospectus, was, as of the date of such report, and is, as of the date hereof, an independent petroleum engineer with respect to the Trust.

     (xix) No Material Adverse Change. The Trust has not sustained, since the date of the latest audited financial statements included in the Registration Statement, the Time of Sale Information and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Time of Sale Information and the Prospectus and other than as would not reasonably be expected to have a Material Adverse Effect. Subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Information and the Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving, individually or in the aggregate, a prospective material adverse change, in the condition, financial or otherwise, business, properties, management, prospects, net worth or results of operations of the Trust and (ii) any transaction which is material to the Trust other than transactions in the ordinary course of business as such business is described in the Registration Statement, the Time of Sale Information and the Prospectus, in each case other than as described in the Registration Statement, the Time of Sale Information and the Prospectus (and any amendment or supplement thereto).
     (xx) No Changes Since Trust Formation. Since the date the Trust was formed through the date hereof, and except as may otherwise be disclosed in the Registration Statement, Time of Sale Information and the Prospectus, the Trust has not (i) issued or granted or agreed to issue or grant any Trust Securities, (ii) incurred any liability or obligation (other than routine or other administrative expenses), direct or contingent, or entered into any transaction not in the ordinary course of business or (iii) made any distribution.
     (xxi) Legal Proceedings or Contracts to be Described or Filed. There are no legal or governmental proceedings pending or, to the knowledge of the Trustee, threatened, against the Trust, or to which the Trust is a party, or to which any of its properties or assets is subject, that are required to be described in the Registration Statement, the Time of Sale Information or the Prospectus that are not described as required by the Act. There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Time of Sale Information or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Act. Each contract, document or other agreement described in the Registration Statement, the Time of Sale Information or the Prospectus is in full force and effect and is valid and enforceable by and against the Trust in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Statements made in the Time of Sale Information and the Prospectus insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.
     (xxii) Books and Records. The Trust (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with general or specific authorization of the Trustee, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with accounting principles permitted for royalty trusts by the Commission as specified in FASB ASC Topic 932 Extractive Activities — Oil and Gas: Financial Statements of Royalty Trusts, (C) access to assets is permitted only in accordance with general or specific authorization of management or the Trustee, as applicable and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (xxiii) Disclosure Controls and Procedures. (i) The Trust has established and maintains disclosure controls and procedures (to the extent required by and as such term is defined in Rule 13a-15(e) under the Exchange Act); (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Trust in the reports it files or will file or submit under the Exchange Act, as applicable, is accumulated and communicated to the Trustee to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established to the extent required by Rule 13a-15 of the Exchange Act.
     (xxiv) No Changes in Internal Controls. Since the date of the most recent balance sheets of the Trust reviewed or audited by Ernst & Young LLP, (i) the Trust is not aware of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of any of the Trust to record, process, summarize and report financial data in any material respect, or any material weaknesses in internal controls or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Trust, and (ii) there have been no significant changes in internal controls or in other factors that has or could significantly and adversely affect internal controls.
     (xxv) Tax Returns. The Trust has filed (or has obtained extensions with respect to) all material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has timely paid all taxes shown to be due pursuant to such returns. No tax deficiency has been determined adversely to the Trust, and the Trust has no knowledge of any tax deficiency or related assessment, fine or penalty that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except those that are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles.
     (xxvi) Investment Company. The Trust is not, nor after giving effect to the offering and sale of the Units, will be an “investment company” or a company “controlled by” an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an investment company within the meaning of the Investment Company Act of 1940, as amended.
     (xxvii) Environmental Compliance. The Trust (i) has not received written or oral notice of any actual or potential liability by it or the Company under any Environmental Law (as defined in Section 6(b)(xviii)) and (ii) is not a party to any pending or, to the knowledge of the Trust, threatened action, suit or proceeding against the Company relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Material (as defined in Section 6(b)(xviii)), except where such liability, violation, release or cleanup described in (i) or (ii) above would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Trust has not received written or oral notice that it is currently named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.
     (xxviii) Sarbanes-Oxley Act of 2002. There has been no failure on the part of the Trust to comply in all material respects with all applicable and effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith. The Trust is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations promulgated therewith and the rules of the NYSE that are effective and applicable to the Trust.
     (xxix) Legal Proceedings. Except as described in the Registration Statement, the Time of Sale Information or the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Trust or the Company, threatened, to which the Trust is or may be a party or to which the business or assets of the Trust is or may be subject, (ii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which the Trust is or may be subject, that, in the case of clauses (i) and (ii) above, is reasonably expected to (A) individually, or in the aggregate, have a Material Adverse Effect, (B) prevent or result in the suspension of the offer or sale of the Units as described in the Time of Sale Information and the Prospectus, or (C) call into question the validity of this Agreement or the consummation of the transactions contemplated by this Agreement.
     (xxx) No Distribution of Other Offering Materials. The Trust has not distributed and, prior to the later to occur of the Closing Date, any Additional Closing Date and completion of the distribution of the Units, will not distribute, any offering material in connection with the offering and sale of the Units other than the Registration Statement, any Preliminary Prospectus, the Time of Sale Information, the Prospectus and any Issuer Free Writing Prospectus to which the Representative has consented in accordance with this Agreement.
     (xxxi) Listing. The Units are listed on the NYSE under the symbol “ECT.”
     (xxxii) Anti-Corruption. The Trust is not aware of nor has taken any action, directly or indirectly, that would result in a violation by the Trust of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Trust has conducted its business in compliance with the FCPA and has instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
     (xxxiii) Money Laundering Laws. The operations of the Trust are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Trust with respect to the Money Laundering Laws is pending or, to the knowledge of the Trustee, threatened.
     (xxxiv) Market Stabilization. The Trust has not taken and will not take, directly or indirectly, any action that constituted, or any action designed to, or that might reasonably be expected to cause or result in or constitute, under the Exchange Act or otherwise, stabilization or manipulation of the price of any Trust Security or facilitate the sale or resale of the Units or for any other purpose.

     (xxxv) Accuracy of Statements in Prospectus. The statements set forth in the Registration Statement, the Time of Sale Information and the Prospectus under the captions “The Trust,” “Target Distributions and Subordination and Incentive Thresholds,” “Description of the Trust Agreement,” “Description of the Trust Units,” and “ERISA Considerations,” “The Royalties,” and “Underwriting and Plan of Distribution,” fairly and accurately describe the provisions of the laws and documents referred to therein in all material respects; and the descriptions of the Trust Units contained in the Registration Statement, the Time of Sale Information and the Prospectus under the captions “Summary,” “The Trust,” “Target Distributions and Subordination and Incentive Thresholds,” “The Royalties,” “Description of the Trust Agreement,” and “Description of the Trust Units” constitute accurate summaries of the terms of the Trust Units in all material respects.
     (xxxvi) Authorization and Qualification of Trustee. The Trustee is a national banking association duly authorized and empowered to act as trustee of the Trust pursuant to the Trust Agreement.
     (xxxvii) No Consent Needed for Trustee Action. No consent, approval, authorization or filing is required under any law, rule or regulation of the States of Delaware or Pennsylvania, or of the United States of America in order to permit the Trustee to act as Trustee of the Trust.
     (b) The Company hereby represents and warrants to each Underwriter on the date hereof, and shall be deemed to represent and warrant to each Underwriter on the Closing Date and the Additional Closing Date, as the case may be, that:
     (i) Formation, Due Qualification and Authority of the Company. The Company has been duly formed and is validly existing as a corporation in good standing under the laws of the state of West Virginia with full power and authority to own or lease its properties currently owned or leased, and to conduct its business as currently conducted, in each case in all material respects as described in the Registration Statement, the Time of Sale Information and the Prospectus. The Company is duly registered or qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such registration or qualification, except where the failure to so register or qualify would not reasonably be expected to (i) have a Material Adverse Effect, (ii) materially impair the ability of the Company or the Trust to consummate the transactions provided for in this Agreement or (iii) subject the unitholders of the Trust to any material liability or disability.
     (ii) Ownership of the Units. The Company has, and immediately prior to the Closing Date and any Additional Closing Date will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Units to be sold by the Company hereunder on the Closing Date or Additional Closing

Date, as the case may be, 4,401,250 Subordinated Units and the right to receive the Incentive Distributions, free and clear of all Liens, except (i) as of the date this Agreement, the Pledge and (ii) as of the Closing Date or any Additional Closing Date, as the case may be, for the Pledge of any Units not required to be delivered on such date, and has full power and authority to sell its interest in the Units.
     (iii) No Preemptive Rights, Registration Rights or Options. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, there are no options, warrants, preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Trust Securities. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Trust Securities.
     (iv) Forward-Looking and Supporting Information. Each of the statements (including the assumptions described therein) included in the Registration Statement and the most recent Preliminary Prospectus and to be made in the Prospectus (and any supplements thereto) within the coverage of Rule 175(b) under the Act, including (but not limited to) any statements with respect to projected results of operations, estimated cash available for distribution, future cash distributions of the Trust or the anticipated ratio of taxable income to distributions, and any statements made in support thereof or related thereto, under the heading “Target Distributions and Subordination and Incentive Thresholds,” under the headings “Summary,” “Risk Factors,” “The Royalties” or “Federal income tax considerations,” was made or will be made with a reasonable basis and in good faith.
     (v) Authority and Authorization. The Company has all requisite power and authority to (i) execute and deliver this Agreement, (ii) sell and deliver the Units, in accordance with and upon the terms and conditions set forth in this Agreement, the Trust Agreement, the Registration Statement, the Time of Sale Information and the Prospectus and (iii) perform its other obligations hereunder. At each of the Closing Date and the Additional Closing Date, all corporate action required to be taken by the Company or any of its stockholders to authorize the sale and delivery of the Units and the consummation of the transactions contemplated by this Agreement shall have been validly taken.
     (vi) Authorization of Underwriting Agreement. This Agreement has been duly authorized and validly executed and delivered by the Company.
     (vii) Enforceability of Trust Agreement. The Trust Agreement has been duly authorized, executed and delivered by the Company and is a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms

     (viii) Description of Conveyances and Interests. The Conveyances and the PDP Royalty Interest and the PUD Royalty Interest conform in all material respects to the descriptions thereof in the Registration Statement, the Time of Sale Information and the Prospectus. To the knowledge of the Company, the Company’s net revenue interest with respect to each Producing Well is no less than the net revenue interest set forth on the exhibits to the Conveyances relating to the PDP Royalties.
     (ix) No Conflicts. None of (i) the offer or sale of the Units as described in the Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance of this Agreement by the Company nor (iii) the consummation of the transactions contemplated by this Agreement, (A) conflicts or will conflict with or constitutes or will constitute a violation of the Articles of Incorporation or Bylaws of the Company, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any subsidiary is a party or by which any of them or any of their properties may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to the Company, any subsidiary of the Company or any of their properties or assets in a proceeding to which any of them or their respective properties or assets is a party or is bound or (D) results or will result in the creation or imposition of any Liens upon any property or assets of the Company or any subsidiary of the Company, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (B), (C) or (D), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of the Company or the Trust to consummate the transactions provided for in this Agreement.
     (x) No Consents. No consent of or with any court, governmental agency or body having jurisdiction over the Company, any subsidiary of the Company or any of their respective properties or assets is required in connection with (i) the offer and sale of the Units as described in the Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance of this Agreement by the Company or (iii) the consummation of the transactions contemplated by this Agreement except (A) for registration of the Units under the Act and consents required under the Exchange Act, and applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters and (B) for such consents that have been, or prior to the Closing Date will be, obtained or made.
     (xi) No Defaults. The Company is not (i) in violation of Articles of Incorporation or Bylaws for the Company, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or any of its properties or assets or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other agreement or instrument to which it is a party or by which it or any of its properties or assets may be bound, which breach, default or violation in the case of clauses (ii) or (iii) would, if continued, reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Company or the Trust to consummate the transactions provided for in this Agreement. To the knowledge of the Company, no third party to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which any of them is bound or to which any of its properties or assets is subject, is in breach, default or violation of any such agreement, which breach, default or violation, if continued, would reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Company or the Trust to consummate the transactions provided for in this Agreement.
     (xii) Certain Relationships and Related Transactions. Except as set forth in the Time of Sale Information and the Prospectus, there are no transactions with “affiliates” of the Trust (as defined in Rule 405 promulgated under the Act), the Trustee or any unitholder of the Trust (whether or not an affiliate) that are required by the Act to be disclosed in the Registration Statement, the Time of Sale Information and the Prospectus. Additionally, no relationship, direct or indirect, exists between the Trust, on the one hand, and the Trustee or unitholders of the Trust, on the other hand, that is required by the Act to be disclosed in the Registration Statement, the Time of Sale Information and the Prospectus that is not so disclosed.
     (xiii) Title to Properties.
A.	The Company has and will have good and defensible title to the Subject Interests (as defined in the Conveyances) free and clear of all liens, encumbrances and defects except for Permitted Encumbrances (as defined in the Conveyances); none of which in the aggregate materially affect the value of the Subject Interests and do not materially interfere with the PDP Royalty Interest or the PUD Royalty Interest or the use made and proposed to be made of such Underlying Properties by the Company;

B.	to the knowledge of the Company, there are no Prior Reversionary Interests (as such are included in the definition of Permitted Encumbrances) in the Subject Interests;

C.	all contracts, agreements or underlying leases, which comprise a portion of the Subject Interests and which individually or in the aggregate are material to the Subject Interests, are in full force and effect, the Company has paid all rents and other charges to the extent due and payable thereunder, is not in default under any of such underlying contracts, agreements or leases, has received no notice of default from any other party thereto and knows of no material default by any other party thereto;
D.	the working interests in oil, gas and mineral leases or mineral interests that constitute a portion of the Subject Interests held by the Company or any of its subsidiaries reflect in all material respects the right of the Company or such subsidiary, as applicable, to explore or receive production from such Subject Interests, and the care taken by the Company with respect to acquiring or otherwise procuring such leases or mineral interests was generally consistent with standard industry practices for acquiring or procuring leases and interests therein to explore such for hydrocarbons;

E.	the Company has and will have good and defensible title to the Mortgaged Properties, free and clear of all liens, encumbrances and defects except those described in the Time of Sale Information and the Prospectus and except for Permitted Encumbrances; none of which in the aggregate materially affect the value of the Mortgaged Properties and do not materially interfere with the PDP Royalty Interest or the PUD Royalty Interest or the use made and proposed to be made of such Underlying Properties by the Company;
     (xiv) Rights-of-Way. The Company has such easements or rights-of-way from each person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described in the Registration Statement, the Time of Sale Information and the Prospectus, except for such rights-of-way that, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (including, with respect to the PUD Wells, such rights-of-way that are not routinely obtained until closer to when the Company commences drilling such PUD Wells and that the Company anticipates will be obtained in a timely manner); the Company has fulfilled and performed all its material obligations with respect to such rights-of-way, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the Company with respect to such rights-of-way, except for such revocations, terminations and impairments that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and none of such rights-of-way contains any restriction that is materially burdensome to the Company.
     (xv) Sufficiency of Mortgages. The Company has validly granted to, and the Trust currently possesses a lien on: (i) the Company’s interest in the Marcellus Shale Formation in the AMI (except the Producing Wells and any other wells which are already producing and not subject to the Royalty Interests) pursuant to a Mortgage, Assignment of Leases, Security Agreement, Fixture Filing and Financing Statement (the “Drilling Support Mortgage”) in order to secure the estimated amount of the drilling costs for the Trust’s interests in the

PUD Wells (the “Drilling Support Lien”); and (ii) the PDP Royalty Interest and the PUD Royalty Interest pursuant to a Mortgage, Assignment of Leases, Security Agreement, Fixture Filing and Financing Statement (the “Royalty Interest Mortgage”) to provide protection to the Trust, in the event of a bankruptcy of the Company, against the risk that the PDP Royalty Interest or PUD Royalty Interest is not considered a real property interest (the “Royalty Interest Lien”). Each of the Drilling Support Mortgage and the Royalty Interest Mortgage is effective to create, in favor of the Trust, a valid and enforceable security interest (if any, in the case of the Royalty Interest Mortgage) in all of the rights, interests and properties set forth in the Drilling Support Mortgage and the Royalty Interest Mortgage, respectively, and defined therein as the “Mortgaged Properties.” Each of the Drilling Support Mortgage and the Royalty Interest Mortgage have been executed, delivered and duly acknowledged, and are filed with the Recorder of Deeds in the Register and Recorder’s Office of Greene County, Pennsylvania; and the lien of the Trust in the Mortgaged Properties has been perfected and such lien constitutes notice (under the law of the Commonwealth of Pennsylvania) to all third parties of the interest of the Trust in the Mortgaged Properties. The Drilling Support Mortgage and the Royalty Interest Mortgage conform in all material respects to the descriptions thereof in the Registration Statement, the Time of Sale Information and the Prospectus.
     (xvi) Permits. The Company has all permits, licenses, franchises, approvals, consents and authorizations of governmental or regulatory authorities (hereinafter “permit” or “permits”) as are necessary to own and operate the Underlying Properties and to conduct its business related to or affecting the Underlying Properties in the manner described in the Registration Statement, the Time of Sale Information and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the Time of Sale Information and the Prospectus, except where the failure to have obtained any such permit has not had and would not reasonably be expected to have a Material Adverse Effect; the Company has operated and is operating its business in material compliance with and not in material violation of all of its obligations with respect to each such permit and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of any such permit or result in any other material impairment of the rights of any such permit, subject in each case to such qualification as may be set forth in the Registration Statement, the Time of Sale Information and the Prospectus.
     (xvii) Transfer Taxes. On the Closing Date and the Additional Closing Date, as the case may be, all stock transfer and other taxes that are required to be paid in connection with the sale of the Units to be sold by the Company to the Underwriters will have been fully paid by the Company and all laws imposing such taxes will have been complied with.
     (xviii) Environmental Compliance. The Company and its subsidiaries (i) are in compliance with any and all foreign, federal, state and local laws and regulations relating to the prevention of pollution or the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as they are currently being conducted, (iii) has not received written or oral notice of any actual or potential liability under any Environmental Law, and (iv) is not a party to or affected by any pending or, to the knowledge of the Company, threatened action, suit or proceeding relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Material, except where such noncompliance or deviation from that described in (i)-(iv) above would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any applicable Environmental Law. The Company has not received written or oral notice that it is currently named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, including, but not limited to, with respect to the Underlying Properties.
     (xix) No Labor Disputes. No labor dispute with the employees of any of the Company exists or, to the knowledge of the Company, is imminent, that would reasonably be expected to have a Material Adverse Effect.
     (xx) Insurance. The Company maintains insurance covering its properties, operations, personnel and businesses, including the Underlying Properties against such losses and risks, in such amounts and from such insurers as is commercially reasonable, when considered in conjunction with the Company’s self insurance practices, for the conduct of its businesses and the value of its properties. The Company has not received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. The Company is in compliance with the terms of such policies in all material respects, and all such insurance is duly in full force and effect on the date hereof and will be duly in full force and effect on the Closing Date and any Additional Closing Date. There are no claims by the Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and the Company has not received written notice that it will be denied renewal of its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its businesses at a cost that would not reasonably be expected to have a Material Adverse Effect.
     (xxi) ERISA. Other than with respect to items that would not reasonably be expected to have a Material Adverse Effect, (i) at the Closing Date and the Additional Closing Date, the Company and each employee benefit plan or program maintained by the Company will be in compliance in form and in operation in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), and any other applicable law; no “reportable event” (as defined in ERISA) has occurred or is reasonably expected to occur with respect to any “pension plan” (as defined in ERISA) for which the Company or the Trust or any entity treated as a single employer within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”) or Section 4001 of ERISA (collectively “ERISA Affiliate”) (after giving effect to the Transactions), would have any liability and (ii) none of the Company, the Trust or any ERISA Affiliate (after giving effect to the Transactions) expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code. Each pension plan established or maintained by the Company that is intended to be qualified under Section 401 of the Code is so qualified and, to the knowledge of the Company, no event or fact exists which would adversely affect such qualification. None of the Company, the Trust or any ERISA Affiliate currently maintains, contributes to or has any liability with respect to a “defined benefit plan” (within the meaning of Section 3(35) of ERISA) or a pension plan that is subject to Title IV of ERISA.
     (xxii) Investment Company. The Company is not, nor after giving effect to the offer and sale of the Units and the application of the net proceeds from such sale as described in the Registration Statement, the Time of Sale Information and the Prospectus under the caption “Use of Proceeds”, will be an “investment company” or a company “controlled by” an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an investment company within the meaning of the Investment Company Act of 1940, as amended.
     (xxiii) Legal Proceedings. Except as described in the Registration Statement, the Time of Sale Information or the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Company, threatened, to which the Company is or may be a party or to which the business or property of the Company is or may be subject, (ii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which the Company is or may be subject, that, in the case of clauses (i) and (ii) above, is reasonably expected to

(A) individually, or in the aggregate, have a Material Adverse Effect, (B) prevent or result in the suspension of the offer or sale of the Units as described in the Time of Sale Information and the Prospectus, or (C) call into question the validity of this Agreement or the consummation of the transactions contemplated by this Agreement.
     (xxiv) No Distribution of Other Offering Materials. The Company has not distributed and, prior to the later to occur of the Closing Date, any Additional Closing Date and completion of the distribution of the Units, will not distribute, any offering material in connection with the offering and sale of the Units other than the Registration Statement, any Preliminary Prospectus, the Time of Sale Information, the Prospectus and any Issuer Free Writing Prospectus to which the Representative has consented in accordance with this Agreement.
     (xxv) Anti-Corruption. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
     (xxvi) Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
     (xxvii) Office of Foreign Assets Control. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person who, to the knowledge of the Company, is currently subject to any U.S. sanctions administered by OFAC.
     (xxviii) Legal Proceedings or Contracts to be Described or Filed. There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company, or to which the Company is a party, or to which any of its properties or assets is subject, that are required to be described in the Registration Statement, the Time of Sale Information or the Prospectus that are not described as required by the Act. Each contract, document or other agreement described in the Registration Statement, the Time of Sale Information or the Prospectus to which the Company is a party is in full force and effect and is valid and enforceable by and against the Company, as applicable, in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (xxix) Lock-Up Agreements. The Company has procured Lock-Up Agreements, in the form of Exhibit G attached hereto, from each of the individuals set forth on Schedule IV hereto.
     (xxx) Market Stabilization. The Company has not taken and will not take, directly or indirectly, any action that constituted, or any action designed to, or that might reasonably be expected to cause or result in or constitute, under the Exchange Act or otherwise, stabilization or manipulation of the price of any Trust Security or facilitate the sale or resale of the Units or for any other purpose.
     (xxxi) FINRA Affiliations. To the knowledge of the Company, no officer, director or nominee for director or stockholder of the Company has a direct or indirect affiliation or association with any member of the Financial Industry Regulatory Authority (“FINRA”).
     (xxxii) .Statistical and Market-Related Data. All statistical or market-related data included in the Registration Statement, the Time of Sale Information and the Prospectus, if any, are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.
     (xxxiii) Authorization and Qualification of Delaware Trustee. The Delaware Trustee is a Delaware banking corporation duly authorized and empowered to act as Delaware trustee of the Trust pursuant to the Trust Agreement.
     (xxxiv) No Restrictions on Royalty Payments. The Company is not currently prohibited, directly or indirectly, from making any payments on account of the Royalty Interests to the Trust.

Any certificate signed by any officer of the Company or the Trustee of the Trust and delivered to the Representative or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company or the Trust, as applicable, to each Underwriter as to the matters covered thereby.
     7. Expenses. Whether or not the transactions contemplated hereby are consummated or this Agreement becomes effective or is terminated, the Company agrees to pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel; (ii) the fees, disbursements and expenses of the Trust’s counsel and accountants in connection with the registration of the Units under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof and of any Preliminary Prospectus to the Underwriters and dealers; (iii) the printing or reproduction and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, each Preliminary Prospectus, the Time of Sale Information, any Blue Sky memoranda, this Agreement and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Units; (iv) consistent with the provisions of Section 5(a), all expenses in connection with the qualification of the Units for offering and sale under state securities laws or Blue Sky laws; (v) the filing fees incident to securing any required review by FINRA of the fairness of the terms of the sale of the Units; (vi) the cost of preparing any unit certificates, if any; (vii) the costs and charges of any transfer agent or registrar; (viii) the cost of the tax stamps, if any, in connection with the sale and delivery of the Units to the respective Underwriters; (viii) all other fees, costs and expenses referred to in Item 13 of the Registration Statement; and (ix) the transportation, lodging, graphics and other expenses of the Company incidental to the Company’s preparation for and participation in any “roadshow” for the offering. Except as provided in this Section 7 and in Section 8 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel. In addition, in the event that the proposed offering is terminated for the reasons set forth in Section 5(i) hereof, the Company agrees to reimburse the Underwriters as provided in Section 5(i).
     8. Indemnification and Contribution. Subject to the limitations in this paragraph, the Trust and the Company agree to indemnify and hold harmless you and each other Underwriter, the directors, officers, employees and agents of each Underwriter, each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and any “affiliate” (within the meaning of Rule 405 under the Act) of such Underwriter from and against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation and attorneys’ fees and expenses (collectively, “Damages”) arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Time of Sale Information, any Issuer Free Writing Prospectus or the Prospectus or in any amendment or supplement thereto or (ii) (A) the omission or alleged omission to state in the Registration Statement or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or in any amendment or supplement thereto, any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that any such Damages arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission that has been made therein or omitted therefrom in reliance upon and in conformity with the information furnished in writing to the Company by or on behalf of any Underwriter through you, expressly for use in connection therewith. This indemnification shall be in addition to any liability that the Company may otherwise have.
     If any action or claim shall be brought against any Underwriter or any person in respect of which indemnity may be sought against the Trust or the Company, such Underwriter or such director, officer, employee, agent, controlling person or such affiliate (an “indemnified party”) shall promptly notify in writing the party against whom indemnification is being sought (the “indemnifying party”), but failure to so notify the indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this Section 8, and such indemnifying party shall assume the defense thereof, including the employment of counsel reasonably acceptable to such indemnified party and the payment of all reasonable fees of and expenses incurred by such counsel. Such Underwriter or any such indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless (i) the indemnifying party has agreed in writing to pay such fees and expenses, (ii) the indemnifying party has failed to assume the defense and employ counsel reasonably acceptable to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and such indemnified party shall have been advised by its counsel that one or more legal defenses may be available to the indemnified party that may not be available to the Trust or the Company, as the case may be, or that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but the Trust or the Company, as the case may be, shall not be liable for the fees and expenses of more than one counsel for the Underwriters and such indemnified parties)). The indemnifying party shall not be liable for any settlement of any such action effected without its (their several) written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any Underwriter and any such indemnified party from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment, but in the case of a judgment only to the extent stated in the first paragraph of this Section 8.
     Notwithstanding the foregoing, the Trust shall not be obligated to make any payments to an indemnified party under this Section 8 until the earlier to occur of the following: (a) with respect to a final, nonappealable judgment of a court of competent jurisdiction or a settlement agreement, the Company has not paid such indemnified party the amount owed within 30 days of the due date under such judgment or settlement, (ii) with respect to expenses, the Company has not paid such indemnified party the amount owed within 30 days of submission by the indemnified party for reimbursement of such expenses or (iii) the Company shall become the subject of any bankruptcy or insolvency proceedings or publicly declares its inability to pay its debts as they become due.
     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless (i) the Trust and the Trustee of the Trust and (ii) the Company, its directors, its principal executive, financial and accounting officers and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and any “affiliates” (within the meaning of Rule 405 under the Act) of the Company, to the same extent as the foregoing joint and several indemnity from the Trust and the Company to each Underwriter, but only with respect to information furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus, the Time of Sale Information, any Issuer Free Writing Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto. If any action or claim shall be brought or asserted against the Trust, the Trustee of the Trust, the Company, any of its directors, its principal executive, financial and accounting officers or any such controlling person or affiliate of the Company based on the Registration Statement, the Prospectus, the Time of Sale Information or any Preliminary Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph, such Underwriter shall have the rights and duties given to the Trust or the Company by the immediately preceding paragraph (except that if the Trust or the Company, as the case may be, shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter’s expense), and the Trust, the Trustee of the Trust, the Company, their respective directors, any such officers and any such controlling persons, shall have the rights and duties given to the Underwriters by the immediately preceding and following paragraph.
     In any event, neither the Trust nor the Company, as the case may be, will, without the prior written consent of the Representative, settle or compromise or consent to the entry of any judgment in any proceeding or threatened claim, action, suit or proceeding in respect of which the indemnification may be sought hereunder (whether or not the Representative or any of its indemnified parties is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of all Underwriters and their indemnified parties from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Underwriter or their indemnified parties.
     If the indemnification provided for in this Section 8 is unavailable or insufficient for any reason whatsoever to an indemnified party in respect of any Damages referred to herein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust on the one hand, and the Underwriters on the other hand, from the offering and sale of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative and several fault of the Company and the Trust on the one hand, and the Underwriters on the other hand, in connection with the statements or omissions that resulted in such Damages as well as any other relevant equitable considerations. The relative and several benefits received by the Company and the Trust on the one hand, and the Underwriters on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event that the Underwriters shall have purchased any Additional Units hereunder, any determination of the relative benefits received by the Company and the Trust or the Underwriters from the offering of the Units shall include the net proceeds (before deducting expenses) received by the Company and the underwriting discounts and commissions received by the Underwriters, from the sale of such Additional Units, in each case computed on the basis of the respective amounts set forth in the table or in the notes to the table on the cover page of the Prospectus. The relative fault of the Company and the Trust on the one hand, and the Underwriters on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Trust on the one hand, or by the Underwriters on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     The Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 was determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount of the underwriting commissions received by such underwriter in connection with the Units underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 8 are several in proportion to the respective numbers of Firm Units set forth opposite their names in Schedule I hereto (or such numbers of Firm Units increased as set forth in Section 11 hereof) and not joint.
     Any Damages for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as Damages are incurred after receipt of reasonably itemized invoices therefor. The indemnity, contribution and reimbursement agreements contained in this Section 8 and the representations and warranties of the Trust and the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter, its directors, officers, employees, agents and affiliates or any person controlling any Underwriter, the Trust, the Trustee of the Trust or the Company, its directors or officers or any person controlling the Company, (ii) acceptance of any Units and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter, or to any of its directors, officers, employees or agents or to any person controlling any Underwriter or any affiliate of any Underwriter, the Trustee of the Trust, or to the Company, its directors, officers, any person controlling the Company or any affiliate of the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.
     9. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters to purchase the Firm Units to be delivered on the Closing Date, and any Additional Units to be delivered on an Additional Closing Date, shall be subject hereunder are subject to the following conditions:
          (a) The Registration Statement shall have become effective not later than 12:00 noon, New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by the Representative, and all filings required by Rules 424(b), 430A and 462 under the Act shall have been timely made.
          (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
          (c) You shall be satisfied that since the respective dates as of which information is given in the Registration Statement, the Time of Sale Information and Prospectus, (i) there shall not have been any change in the Trust Units, (ii) except as set forth or contemplated by the Registration Statement, Time of Sale Information or the Prospectus, no material oral or written agreement or other transaction shall have been entered into by the Trust that is not in the ordinary course of business or by the Company that could reasonably be expected to result in a material reduction in the future income of the Trust, (iii) no loss or damage (whether or not insured) to the property of Trust shall have been sustained that had or would reasonably be expected to have a Material Adverse Effect, (iv) no legal or governmental action, suit or proceeding affecting the Company or the Trust or any of their properties that would reasonably be expected to result in a Material Adverse Effect, or that affects or would reasonably be expected to affect the transactions contemplated by this Agreement, shall have been instituted or threatened and (v) there shall not have been any material change in the condition (financial or otherwise), business, management, results of operations or prospects of the Trust that makes it impractical or inadvisable in your judgment to proceed with the public offering or purchase of the Units as contemplated hereby.
          (d) You shall have received on the Closing Date (and any Additional Closing Date) an opinion of Vinson & Elkins L.L.P., counsel to the Company, substantially in the form of Exhibit A hereto.

          (e) You shall have received on the Closing Date (and any Additional Closing Date) an opinion of Goodwin & Goodwin, counsel to the Company, substantially in the form of Exhibit B hereto.
          (f) You shall have received on the Closing Date (and any Additional Closing Date) an opinion of Donald C. Supcoe, general counsel of the Company, substantially in the form of Exhibit C hereto.
          (g) You shall have received on the Closing Date (and any Additional Closing Date) an opinion of Keevican Weiss Bauerle & Hirsch LLC, Pennsylvania counsel to the Company, substantially in the form of Exhibit D hereto.
          (h) You shall have received on the Closing Date (and any Additional Closing Date) an opinion of Richards, Layton & Finger, P.A., Delaware counsel to the Trust, substantially in the form of Exhibit E hereto.
          (i) You shall have received on the Closing Date (and any Additional Closing Date) an opinion of Bracewell & Giuliani LLP, counsel to the Trustee, substantially in the form of Exhibit F hereto.
          (j) You shall have received on the Closing Date and any Additional Closing Date an opinion of Baker Botts L.L.P., as counsel for the Underwriters, dated the Closing Date or Additional Closing Date, as the case may be, with respect to such matters as you may reasonably request, and the Company and its counsel shall have furnished to your counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.
          (k) You shall have received on the Closing Date or Additional Closing Date, as the case may be, a certificate of the Trust, dated the Closing Date or Additional Closing Date, as the case may be, executed by a duly authorized officer of the Trustee, representing and warranting to each of the Underwriters that:
     (i) The Trustee is a national banking association authorized and empowered to act as trustee of the Trust pursuant to the Trust Agreement, and no consent, approval, authorization or filing is required under any law, rule or regulation of the State of Delaware or of the United States of America in order to permit the Trustee to act as trustee of the Trust;
     (ii) The representations and warranties of the Trust contained in this Agreement are true and correct as of such Closing Date or Additional Closing Date;
     (iii) The Trust has complied with all of the agreements and satisfied all of the conditions on the part of the Trust to be performed or satisfied hereunder on or before such Closing Date or Additional Closing Date;

     (iv) No stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission and no proceedings for that purpose shall be pending or, to the knowledge of the Trust, shall be threatened or contemplated by the Commission;
     (v) No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Units under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending or, to the knowledge of the Trust, threatened or contemplated by the authorities of any jurisdiction;
     (vi) To the knowledge of the Trust, any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities; and
     (vii) Since the date of the most recent financial statements included in the Time of Sale Information and the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Time of Sale Information and the Prospectus (exclusive of any supplement thereto).
          (l) You shall have received, on each of the date hereof and the Closing Date and any Additional Closing Date, a letter dated the date hereof or the applicable Closing Date or Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Information and the Prospectus; provided that the letter delivered on the date hereof shall use a “cut-off date” within three business days of the date hereof and each letter delivered on the Closing Date or any Additional Closing Date shall use a “cut-off date” within two business days of such date.
          (m) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission and no proceedings for that purpose shall be pending or, to the knowledge of the Trust, shall be threatened or contemplated by the Commission at or prior to the Closing Date or Additional Closing Date, as the case may be; (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Units under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending or, to the knowledge of the Trust, threatened or contemplated by the authorities of any jurisdiction; (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities; (iv) after the date hereof, no amendment or supplement to the Registration Statement or the Prospectus or any Issuer Free Writing Prospectus shall have been filed unless a copy thereof was first furnished to you and the Company obtained your consent prior to filing any of those with the Commission; and (v) all of the representations and warranties of the Company and the Trust contained in this

Agreement shall be true and correct as of the Closing Date and any Additional Closing Date, and the Company and the Trust shall have complied with all of the agreements and satisfied all of the conditions on the part of the Company or the Trust to be performed or satisfied hereunder on or before such Closing Date or Additional Closing Date; and you shall have received a certificate, dated the Closing Date or the Additional Closing Date, as the case may be, and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you) to the effect set forth in this Section 9(m)(i), 9(m)(v) (each as to the Company) and in Section 9(c) hereof and certifying that they have carefully examined the Registration Statement, the Time of Sale Information and the Prospectus, as well as each electronic road show used in connection with the offering of the Units, and, in their opinion (A) the Registration Statement, as of the Effective Date, (B) the Prospectus, as of its date and on the Closing Date or Additional Closing Date, as applicable, or (C) the Time of Sale Information, as of the Time of Sale, did not contain any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading.
          (n) At or prior to the effective date of the Registration Statement, you shall have received a letter from the Corporate Financing Department of FINRA confirming that such Department has determined to raise no objections with respect to the fairness or reasonableness of the underwriting terms and arrangements of the offering contemplated hereby.
          (o) You shall have received letters addressed to you and dated the Closing Date or the Additional Closing Date, as the case may be, from Ryder Scott stating the conclusions and findings of such firm with respect to oil and gas reserves of the Company substantially in the form approved by you.
          (p) You shall have received evidence to your satisfaction that Wells Fargo Capital Finance, Inc. has executed and delivered a Partial Release (Contingent on Payment) with respect to the Units to be delivered on such date, and that such Units, when delivered to the Underwriters, will be released from, and no longer subject to, the Pledge.
     If any of the conditions hereinabove provided for in this Section 9 shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by you by notifying the Company of such termination in writing at or prior to such Closing Date, but you shall be entitled to waive any of such conditions.
     10. Use of Free Writing Prospectus. Each Underwriter severally covenants with the Trust that it has not made and will not make any offer relating to the Units that would constitute a “free writing prospectus,” as defined in Rule 405 under the Act, required to be filed with the Commission without the consent of the Trust, not to be unreasonably withheld, other than any such offer included in an Issuer Free Writing Prospectus. Each of the Trust and the Company covenants with the Underwriters that it has not made and will not make any offer relating to the Units that would constitute a “free writing prospectus,” as defined in Rule 405 under the Act, required to be filed with the Commission without the consent of the Representative, not to be unreasonably withheld, other than any such offer included in an Issuer Free Writing Prospectus included in the Time of Sale Information.

     11. Defaulting Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase Firm Units that it or they have agreed to purchase hereunder, and the aggregate number of Firm Units that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Firm Units, each non-defaulting Underwriter shall be obligated, severally, in the proportion in which the number of Firm Units set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Units set forth opposite the names of all non-defaulting Underwriters, to purchase the Firm Units that such defaulting Underwriter or Underwriters agreed, but failed or refused to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Firm Units and the aggregate number of Firm Units with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Units and arrangements satisfactory to you and the Company for the purchase of such Firm Units are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Trust or the Company. In any such case that does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven (7) days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement.
     12. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Company or the Trust by notice to the Company and the Trust, if prior to the Closing Date or the Additional Closing Date (if different from the Closing Date and then only as to the Additional Units), as the case may be, in your sole judgment, (i) trading in the Common Units shall have been suspended by the Commission or the NYSE, (ii) trading in securities generally on the NYSE or NASDAQ shall have been suspended or materially limited, or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any such exchange or by order of the Commission or any court or other governmental authority, (iii) a general moratorium on commercial banking activities shall have been declared by either federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions or other material event the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to market the Units or to enforce contracts for the sale of the Units. Notice of such cancellation shall be promptly given to the Company and its counsel by telegraph, telecopy or telephone and shall be subsequently confirmed by letter.
     13. Information Furnished by the Underwriters. Each of the Company and the Trust acknowledges that (i) the list of Underwriters and their respective participation in the sale of the Units, (ii) the first and second sentences of the fourth paragraph (iii) the eleventh through sixteenth paragraphs, the nineteenth paragraph and the twenty-third paragraph, each under the caption “Underwriting and Plan of Distribution” in any Preliminary Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you or on your behalf as such information is referred to in Sections 6(a)(ii), 6(a)(iii), 6(a)(iv) and 8 hereof.

     14. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be delivered:
     (i) to the Company

Energy Corporation of America
4643 South Ulster Street, Suite 1100
Denver, Colorado 80237
Attention: Donald C. Supcoe
     (ii) to the Trust

ECA Marcellus Trust I
c/o The Bank of New York Mellon Trust Company, N.A.
919 Congress Avenue, Suite 500
Austin, Texas 78701
Attention: Michael J. Ulrich

with a copy to

Bracewell & Giuliani LLP
111 Congress Avenue
Austin, Texas 78701
Attention: Tom Adkins
     (ii) to the Underwriters

Citigroup Global Markets Inc.
388 Greenwich Street,
New York, New York 10013
Facsimile: 212.816.7912
Attention: General Counsel
     This Agreement has been and is made solely for the benefit of the several Underwriters, the Company and its directors and officers and the Trust.
     15. No Fiduciary Duty. Notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by any of the Underwriters, each of the Company and the Trust acknowledges and agrees that (i) nothing herein shall create a fiduciary or agency relationship between the Company or the Trust, on the one hand, and the Underwriters, on the other hand; (ii) the Underwriters have been retained solely to act as underwriters and are not acting as advisors, expert or otherwise, to either the Company or the Trust in connection with the offering provided for herein, the sale of the Units or any other services the Underwriters may be deemed to be providing hereunder, including, without limitation, with respect to the public offering price of the Units; (iii) the relationship between the Company and the Trust, on the one hand, and the Underwriters, on the other hand, is entirely and solely commercial, and the price of the Units was established by the Company and the Underwriters based on discussions and arms’ length negotiations and each of the Company and the Trust understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (iv) any duties and obligations that the Underwriters may have to the Company or the Trust shall be limited to those duties and obligations specifically stated herein; and (v) notwithstanding anything in this Agreement to the contrary, the Company and the Trust acknowledge that the Underwriters may have financial interests in the success of this offering that are not limited to the difference between the price to the public and the purchase price paid to the Company by the Underwriters for the Units and that such interests may differ from the interests of the Company and the Trust, and the Underwriters have no obligation to disclose, or account to the Company or the Trust for any benefit that they may derive from, such additional financial interests. Each of the Company and the Trust hereby waive and release, to the fullest extent permitted by applicable law, any claims that the Company or the Trust may have against the Underwriters with respect to any breach or alleged breach of fiduciary duty and agree that the Underwriters shall have no liability (whether direct or indirect) to the Company or the Trust in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, the Trust or any of their respective members, managers, employees or creditors.
     16. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to choice of law principles thereunder.
     This Agreement may be signed in various counterparts, which together shall constitute one and the same instrument.
     The Trust, the Company and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect to any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Trust, the Company and the several Underwriters.

Very truly yours,

ECA Marcellus Trust I

By:	The Bank of New York Mellon
Trust Company, N.A., as Trustee

By:	/s/ Michael J. Ulrich
Name: Michael J. Ulrich
Title: Vice President

Energy Corporation of America

By:	/s/ Michael S. Fletcher
Name: Michael S. Fletcher
Title: Chief Financial Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Citigroup Global Markets Inc.

By:	/s/ John Bishop
Name: John Bishop
Title: Director

For itself and the other several Underwriters named in Schedule I to the foregoing Agreement.

SCHEDULE I

Number
Name	Firm Units
Citigroup Global Markets Inc.	1,893,750
Oppenheimer & Co. Inc.	315,625
RBC Capital Markets, LLC	315,625

Total	2,525,000

SCHEDULE II
Free Writing Prospectuses
None.

SCHEDULE III
Information Included in “Time of Sale Information”

Public offering price:	$29.35 per Common Unit

Number of Firm Units:	2,525,000

SCHEDULE IV
Persons Delivering Lock-up Agreements
John Mork
Julie M. Mork

EXHIBIT A
FORM OF OPINION OF VINSON & ELKINS L.L.P.
     1. Assuming no purchase by the Underwriters of the Additional Units and the due authorization, execution and delivery of this Agreement, at the Closing Date, after giving effect to the offer and sale of the Units as described in the Time of Sale Information and the Prospectus, the Company will own 476,733 Common Units, 4,401,250 Subordinated Units and the right to receive Incentive Distributions, free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Company as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware Statutory Trust Act.
     2. Neither the filing of the Registration Statement nor the offer or sale of the Units as contemplated by the Underwriting Agreement, gives rise to any rights for or relating to the registration of any Trust Units or other securities of the Trust, except as have been waived.
     3. None of (i) the offer or sale of the Units as described in the Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance of this Agreement by the Trust or the Company nor (iii) the consummation of the transactions contemplated by this Agreement, violates or will violate federal law; provided, however, that with respect to the foregoing, such counsel need express no opinion with respect to federal securities laws or other anti-fraud laws.
     4. No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body under federal law is required in connection with (i) the offer or sale of the Units as described in the Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance of this Agreement by the Trust or the Company or (iii) the consummation of the transactions contemplated by this Agreement except (A) for registration of the Units under the Act and consents required under the Exchange Act, and applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters or (B) for such consents that have been, or prior to the Closing Date will be, obtained or made.
     5. The statements set forth in the Registration Statement, the Time of Sale Information and the Prospectus under the captions “The Trust,” “Target Distributions and Subordination and Incentive Thresholds,” “Description of the Trust Agreement,” “Description of the Trust Units,” and “ERISA considerations” and “The Royalties—Regulation,” insofar as they purport to constitute summaries of provisions of federal statutes, rules or regulations, of statutes, rules or regulations of the State of Delaware or of any specific agreement or instrument, constitute complete and accurate summaries thereof in all material respects; and the descriptions of the Trust Units contained in the Registration Statement, the Time of Sale Information and the Prospectus under the captions “Summary,” “The Trust,” “Target Distributions and Subordination and Incentive Thresholds,” “The Royalties,” “Description of the Trust Agreement,” and

“Description of the Trust Units” constitute accurate summaries of the terms of the Trust Units in all material respects.
     6. The opinion letter of Vinson & Elkins L.L.P. that is filed as Exhibit 8.1 to the Registration Statement is confirmed, and the Underwriters may rely upon such opinion letter as if it were addressed to them.
     7. To the knowledge of such counsel, there are no (i) legal or governmental proceedings pending or threatened to which the Company, any of its subsidiaries or the Trust is a party or to which any of their respective properties is subject that are required to be described in the Registration Statement, the Time of Sale Information or the Prospectus but are not so described as required by the Act or (ii) agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Time of Sale Information and the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Act.
     8. The Registration Statement was declared effective under the Act as of the date and time specified in such opinion; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by such Rule.
     9. The Registration Statement, on the latest effective date and on the Closing Date and Additional Closing Date, and the Prospectus, when filed with the Commission pursuant to Rule 424(b) and on the Closing Date and the Additional Closing Date, appeared, on their face, appropriately responsive, in all material respects, to the requirements of the Act and the rules and regulations thereunder, except that in each case such counsel need express no opinion with respect to the financial statements and the notes and schedules thereto and the independent public accounting firm’s report thereon, the oil and gas reserve data, or other financial data, accounting data and statistical data derived from financial data contained in or omitted from the Registration Statement, the Time of Sale Information or the Prospectus.
     10. Neither the Company, its subsidiaries nor the Trust is, or after giving effect to the offer and sale of the Units and the application of the net proceeds from such sale as described in the Registration Statement, the Time of Sale Information and the Prospectus under the caption “Use of Proceeds,” will be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
     In addition, such counsel shall state that they have reviewed the Registration Statement, the Time of Sale Information and the Prospectus and have participated in conferences with officers and other representatives of the Company, the independent registered public accounting firm of the Trust and representatives of the Underwriters, at which the contents of the Registration Statement, the Time of Sale Information and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Time of Sale Information and the

Prospectus (except to the extent specified in the foregoing opinions), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that:
     (A) the Registration Statement, at the time it was declared effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
     (B) the Time of Sale Information, as of the Time of Sale, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
     (C) the Prospectus, as of its date and as of the Closing Date or the Additional Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
it being understood that such counsel expresses no statement or belief with respect to (a) the financial statements and related schedules, including the notes thereto and the independent public accounting firm’s report thereon, (b) the oil and gas reserve data, or (c) other financial data, accounting data and statistical data derived from financial data contained therein or omitted therefrom.
     In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and other employees of the Company and of the Trustee and upon information obtained from public officials, (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (iii) state that their opinion is limited to federal laws, the Delaware General Corporation Law and the laws of the State of New York, (v) state that they express no opinion with respect to (A) any permits to own or operate any real or personal property or (B) state or local taxes or state or local tax statutes to which the Company or the Trust may be subject, and (vi) with respect to the existence of any Lien for which a financing statement under the Uniform Commercial Code of any state is on file, such counsel’s opinion is based solely upon such counsel’s review of a specific search of such state’s Secretary of State (each of which shall be as of a date not more than 10 days prior to the Closing Date or the Additional Closing Date and shall be provided to counsel to the Underwriters).

EXHIBIT B
FORM OF OPINION OF GOODWIN & GOODWIN
     1. The Company has been duly formed and is validly existing as a corporation in good standing under the laws of the State of West Virginia with all corporate power and authority necessary to own or lease its properties currently owned or leased or to be owned or leased at each of the Closing Date and the Additional Closing Date, and to conduct its business as currently conducted or as to be conducted at each of the Closing Date and the Additional Closing Date, in each case, in all material respects as described in the Registration Statement, the Time of Sale Information and the Prospectus.
     2. The Company has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder. All corporate action required to be taken by the Company or its stockholders for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been validly taken.
     3. This Agreement has been duly authorized and validly executed and delivered by the Company.
     4. None of (i) the offer or sale of the Units as described in the Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance of this Agreement by the Trust or the Company nor (iii) the consummation of the transactions contemplated by this Agreement, (A) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the articles of incorporation or bylaws of the Company, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, or give the holder of any indebtedness the right to require the repurchase, redemption or repayment of all or part of such indebtedness under, any bond, indenture, mortgage, deed of trust, loan agreement or other evidences of indebtedness to which the Trust, the Company or any subsidiary of the Company is a party or by which any of them or any of their respective properties (including, without limitation, the Subject Interests) are bound, (C) violates or will violate any statute, law or regulation of the State of West Virginia or any order, judgment, decree or injunction (assuming compliance with all applicable state securities and Blue Sky laws) of any court or governmental agency or body directed to any of the Trust, the Company or any subsidiary of the Company or any of their respective properties or assets in a proceeding to which any of them or their respective properties or assets is a party or is bound that is known to such counsel or (D) to the knowledge of such counsel, results or will result in the creation or imposition of any Lien upon any property (including, without limitation, the Subject Interests) or assets of any of the Trust, the Company or any subsidiary of the Company, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (B), (C) or (D), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
     5. No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body of the State of West Virginia, or under the laws of the State of West Virginia is required in connection with (i) the offer or sale of the Units as described in the Time of Sale Information and the Prospectus, (ii) the

execution, delivery and performance of this Agreement by the Trust or the Company or (iii) the consummation of the transactions contemplated by this Agreement except (A) for registration of the Units under the Act and consents required under the Exchange Act, and applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters or (B) for such consents that have been, or prior to the Closing Date will be, obtained or made.
     6. Assuming that each Underwriter acquires its interest in the Units it has purchased from the Company without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), each Underwriter that has purchased such Units delivered on the Closing Date to The Depository Trust Company by making payment therefor as provided in this Agreement, and that has had such Units credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Units purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Units.
     In addition, such counsel shall state that they have reviewed the Registration Statement, the Time of Sale Information and the Prospectus and have participated in conferences with officers and other representatives of the Company, the independent registered public accounting firm of the Trust and representatives of the Underwriters, at which the contents of the Registration Statement, the Time of Sale Information and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Time of Sale Information and the Prospectus (except to the extent specified in the foregoing opinions), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that:
     (A) the Registration Statement, at the time it was declared effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
     (B) the Time of Sale Information, as of the Time of Sale, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
     (C) the Prospectus, as of its date and as of the Closing Date or the Additional Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
it being understood that such counsel expresses no statement or belief with respect to (a) the financial statements and related schedules, including the notes thereto and the independent public accounting firm’s report thereon, (b) the oil and gas reserve data, or (c) other financial data, accounting data and statistical data derived from financial data contained therein or omitted therefrom.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and other employees of the Company upon information obtained from public officials; (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine; (iii) with respect to the opinion expressed as to the good standing of the Company, state that such opinion is based upon certificates provided by the Secretary of State of West Virginia (which shall be dated as of a date not more than 10 days prior to the Closing Date and the Additional Closing Date and shall be provided to counsel to the Underwriters) and express no conclusions beyond what are stated in such certificate; (iv) state that their opinion is limited to matters governed by the laws of the State of West Virginia and that such counsel is not admitted to practice in the States of Delaware and Pennsylvania; and (v) state that they express no opinion with respect to (A) any permits to own or operate any real or personal property or (B) state or local taxes or state or local tax statutes to which the Company or the Trust may be subject.

EXHIBIT C
FORM OF OPINION OF GENERAL COUNSEL
     1. Except as described in the Prospectus and the Time of Sale Information, and except as arising pursuant to the Trust Agreement, there are no options, warrants, preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Trust Units or other securities of the Trust.
     2. None of (i) the offer or sale of the Units as described in the Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance of this Agreement the Company, nor (iii) the consummation of the transactions contemplated by this Agreement, (A) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any agreement or instrument to which the Company or any subsidiary of the Company is a party or by which any of them or any of their respective properties (including, without limitation, the Subject Interests) are bound, other than any bond, indenture, mortgage, deed of trust, loan agreement or other evidences of indebtedness to which the Company or any subsidiary of the Company is a party, (B) violates or will violate any order, judgment, decree or injunction (assuming compliance with all applicable state securities and Blue Sky laws) of any court or governmental agency or body directed to any of the Company or any subsidiary of the Company or any of their respective properties or assets in a proceeding to which any of them or their respective properties or assets is a party or is bound that is known to such counsel or (C) to the knowledge of such counsel, results or will result in the creation or imposition of any Lien (other than those Liens previously created pursuant to the Drilling Support Lien or the Royalty Interest Lien) upon any property (including, without limitation, the Subject Interests) or assets of any of the Company or any subsidiary of the Company, which conflicts, breaches, violations, defaults or Liens would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
     3. To the knowledge of such counsel, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries (including, without limitation, the Subject Interests) is or may be the subject that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated thereby; and to the knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities.
     In addition, such counsel shall state that he has reviewed the Registration Statement, the Time of Sale Information and the Prospectus and has participated in conferences with officers and other representatives of the Company, the independent registered public accounting firm of the Trust and representatives of the Underwriters, at which the contents of the Registration Statement, the Time of Sale Information and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements

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contained in, the Registration Statement, the Time of Sale Information and the Prospectus (except to the extent specified in the foregoing opinions), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that:
     (A) the Registration Statement, at the time it was declared effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
     (B) the Time of Sale Information, as of the Time of Sale, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
     (C) the Prospectus, as of its date and as of the Closing Date or the Additional Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
     it being understood that such counsel expresses no statement or belief with respect to (a) the financial statements and related schedules, including the notes thereto and the independent public accounting firm’s report thereon, (b) the oil and gas reserve data, or (c) other financial data, accounting data and statistical data derived from financial data contained therein or omitted therefrom.
     In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and other employees of the Company and upon information obtained from public officials, (ii) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (iii) state that such opinions are limited to matters governed by the laws of the State of West Virginia and that such counsel is not admitted in the State of Delaware and is on inactive status in the Commonwealth of Pennsylvania, and (iv) state that he expresses no opinion with respect to (A) any permits to own or operate any real or personal property or (B) federal, state or local taxes or state or local tax statutes to which the Company may be subject.

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EXHIBIT D
FORM OF OPINION OF KEEVICAN WEISS BAUERLE & HIRSCH LLC
     1. The Company is duly registered or qualified to do business and is in good standing as a foreign corporation in the Commonwealth of Pennsylvania. Neither the Trust nor the Trustee is required to qualify to transact business or appoint an agent for service of process in the Commonwealth of Pennsylvania as a result of the ownership, operation or activities of the Trust or the Trustee with respect to the Trust (as all such activities are described in the Registration Statement, Time of Sale Information and the Prospectus), and such activities of the Trustee pursuant to the Trust Agreement will not require the appointment of an ancillary trustee in the Commonwealth of Pennsylvania, to the extent the aforementioned involve acquiring real estate and mortgages and other liens thereon and personal property and security interests therein, and holding, leasing, conveying and transferring them, as fiduciary or other.
     2. Each of the Conveyances, the Drilling Support Mortgage and the Royalty Interest Mortgage constitutes a valid and legally binding agreement of the parties thereto, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     3. The Conveyances recorded were adequate and sufficient under the laws of the Commonwealth of Pennsylvania to transfer title to the Royalty Interests to the Trust and comply with the laws of the Commonwealth of Pennsylvania relating to recording, filing and registration laws and regulations; the recording of the Conveyances with the Recorder of Deeds in the Register and Recorder’s Office of Greene County, Pennsylvania is sufficient to provide the Trust the protections afforded under the recordation laws of the Commonwealth of Pennsylvania against purchasers or creditors of the Company subsequently acquiring interests in the Subject Interests, and such purchasers and creditors of the Company will be deemed to purchase with notice of, and subject to, such Royalty Interests; and the Company is not required to make any recordings or filings of the Conveyances under the laws of the Commonwealth of Pennsylvania other than those recordings or filings described in this paragraph.
     4. Each of the Drilling Support Mortgage and the Royalty Interest Mortgage (together with all UCC-1 Financing Statements, deeds of trust and other documentation in connection with and necessary to perfect the Drilling Support Lien and the Royalty Interest Lien) were effective to create, in favor of the Trust, a valid and enforceable security interest in all of the rights, interests and properties set forth in the Drilling Support Mortgage and the Royalty Interest Mortgage, respectively and defined therein as the “Mortgaged Properties.” Each of the Drilling Support Mortgage and the Royalty Interest Mortgage have been executed, delivered, duly acknowledged and attested, and have been recorded with the Recorder of Deeds in the Register and Recorder’s Office of Greene County, Pennsylvania. All UCC-1 Financing Statements in connection with the Drilling Support Mortgage and the Royalty Interest Mortgage have been executed delivered, and filed with the Pennsylvania Department of State, and the lien of the Trust in the Mortgaged Properties has been perfected and such lien is notice (under the

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law of the Commonwealth of Pennsylvania) to all third parties of the interest of the Trust in the Mortgaged Properties. With respect to the foregoing, such counsel need express no opinion in regard to the priority of liens as between the Drilling Support Mortgage and the Royalty Interest Mortgage.
     5. None of (i) the offer or sale of the Units as described in the Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance of this Agreement nor (iii) the consummation of the transactions contemplated by this Agreement violates or will violate any statute, law or regulation of any court or governmental agency or body of the Commonwealth of Pennsylvania.
     6. No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body of the Commonwealth of Pennsylvania, or under the laws of the Commonwealth of Pennsylvania is required in connection with (i) the offer or sale of the Units as described in the Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance of this Agreement or (iii) the consummation of the transactions contemplated by this Agreement except (A) for consents required under applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters or (B) for such consents that have been, or prior to the Closing Date will be, obtained or made.
     7. A beneficial owner of a Trust Unit will not be subject to personal liability under state and local laws in the Commonwealth of Pennsylvania as a result of said ownership, including liability regulating the discharge of materials into the environment or otherwise relating to the protection of the environment.
In rendering such opinion, counsel may rely, to the extent they deem such reliance proper, as to matters of fact upon certificates of officers of the Company and of government officials, provided that counsel shall state their belief that they and you are justified in relying thereon. Copies of all such certificates shall be furnished to you and your counsel on the Closing Date and the Additional Closing Date, as the case may be. With respect to the opinion expressed as to the due qualification or registration as a foreign corporation of the Company, state that such opinion is based upon certificates of foreign qualification or registration provided by the Secretary of State of the Commonwealth of Pennsylvania (which shall be dated as of a date not more than 10 days prior to the Closing Date and the Additional Closing Date and shall be provided to counsel to the Underwriters) and express no conclusions beyond what are stated in such certificate.

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EXHIBIT E
FORM OF OPINION OF RICHARDS, LAYTON & FINGER, P.A.
     1. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a statutory trust have been made.
     2. Under the Delaware Statutory Trust Act and the Trust Agreement, the Trust has the trust power and authority to own its property and conduct its business, all as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus.
     3. The Trust Agreement constitutes a valid and legally binding obligation of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms.
     4. Under the Delaware Statutory Trust Act and the Trust Agreement, the Trust has the trust power and authority to execute and deliver, and to perform its obligations under this Agreement.
     5. The Trust Units have been duly authorized for issuance by the Trust, and assuming that each Person to whom a Trust Unit was issued has paid for the Trust Unit acquired by it, in accordance with the Trust Agreement and as described in the Registration Statement, the Preliminary Prospectus and the Prospectus and that the Trust Units were issued and sold to the Trust Unit Holders in accordance with the Trust Agreement and as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, the Trust Units constitute valid and, subject to the qualifications set forth in paragraph 8 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.
     6. This Agreement has been duly authorized by the Trust.
     7. None of (i) the offer or sale of the Units as described in the Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance by the Trust of this Agreement nor (iii) the consummation by the Trust of the transactions contemplated hereby (A) requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware under the Delaware Statutory Trust Act or (B) violates the Trust Agreement, the Certificate of Trust or any law, rule or regulation of the State of Delaware applicable to the Trust (assuming, in each case, compliance with all applicable state securities and Blue Sky laws, including the Blue Sky laws of the State of Delaware).
     8. The Trust Unit Holders, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel notes that the Trust Unit Holders may be obligated to make payments as set forth in the Trust Agreement.

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In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and other employees of the Company and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine and (iii) state that such opinions are limited to matters governed by the laws of the State of Delaware.

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EXHIBIT F
FORM OF OPINION OF BRACEWELL & GIULIANI LLP
     1. Assuming the due authorization thereof by the Trust, this Agreement has been validly executed and delivered by the Trust.
     2. None of (i) the offer or sale of the Units as described in the Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance of this Agreement by the Trust, nor (iii) the consummation by the Trust of the transactions contemplated by this Agreement, (A) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any agreement or instrument filed as an exhibit to (1) the Trust’s Annual Report on Form 10-K for the year ended December 31, 2010 or (2) the Registration Statement filed by the Company and the Trust on March 14, 2011, as amended (File No. 333-172797) (the “Material Contracts”), (B) violates or will violate any order, judgment, decree or injunction (assuming compliance with all applicable state securities and Blue Sky laws) of any court or governmental agency or body directed to the Trust or any of its properties or assets in a proceeding to which it or its properties or assets is a party or is bound that is known to such counsel or (C) to the knowledge of such counsel, results or will result in the creation or imposition of any Lien upon any property or assets of the Trust under any of the Material Contracts, which conflicts, breaches, violations, defaults or Liens would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of the Trustee and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine and (iii) state that such opinion is limited to matters governed by the laws of the State of Delaware.

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EXHIBIT G
       , 2011
ECA Marcellus Trust I
c/o The Bank of New York Mellon Trust Company, N.A.
Attn: Michael J. Ulrich
919 Congress Avenue, Suite 500
Austin, Texas 78701
Citigroup Global Markets Inc.
As Representative of the Several Underwriters
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013

Re:	Restriction of Sales of ECA Marcellus Trust I Common Units
Dear Sirs:
     This letter is delivered to you pursuant to the Underwriting Agreement (the “Underwriting Agreement”) to be entered into among ECA Marcellus Trust I, a statutory trust formed under the laws of the state of Delaware (the “Trust”), Energy Corporation of America, a West Virginia corporation (the “Company”), Citigroup Global Markets Inc., as the representative (the “Representative”) of the several underwriters (the “Underwriters”) listed on Schedule I thereto. Upon the terms and subject to the conditions of the Underwriting Agreement, (i) the Trust proposes to sell to the Underwriters units of beneficial interest (the “Units”) in the Trust, and (ii) the Underwriters intend to effect a public offering of the Units, as described in and contemplated by the registration statement of the Trust and the Company on Form S-1, File No. 333-172797 (the “Registration Statement”), as filed with the Securities and Exchange Commission on March 14, 2011 and as amended thereafter (the “Offering”).
     The undersigned recognizes that it is in the best financial interests of the undersigned, as an officer or director of the Company, or an owner of Units or other securities of the Trust or other securities that are derived from the Subject Interests that are substantially similar to the Units (the “Trust Securities”), that the Company and Trust complete the proposed Offering.
     The undersigned further recognizes that the Trust Securities held by the undersigned are, or may be, subject to certain restrictions on transferability, including those imposed by United States federal securities laws. Notwithstanding these restrictions, the undersigned has agreed to enter into this letter agreement to further assure the Underwriters that the Trust Securities of the

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undersigned, now held or hereafter acquired, will not enter the public market at a time that might impair the underwriting effort.
     Therefore, as an inducement to the Underwriters to execute the Underwriting Agreement, the undersigned hereby acknowledges and agrees that the undersigned will not (i) offer, sell, contract to sell, announce the intention to sell, pledge, grant or sell any option or contract to purchase or otherwise dispose of (collectively, a “Disposition”) any Trust Securities, or any securities convertible into or exercisable or exchangeable for, or any rights to purchase or otherwise acquire, any Trust Securities held by the undersigned or acquired by the undersigned after the date hereof, or that may be deemed to be beneficially owned by the undersigned (collectively, the “Lock-Up Units”), pursuant to the Rules and Regulations promulgated under the Securities Act of 1933, as amended (the “Act”), and the Securities Exchange Act of 1934, as amended, for a period commencing on the date hereof and ending 60 days after the date of the Prospectus first filed pursuant to Rule 424(b) under the Act, inclusive (the “Lock-Up Period”), without the prior written consent of the Representative or (ii) exercise or seek to exercise or effectuate in any manner any rights of any nature that the undersigned has or may have hereafter to require the Company or the Trust to register under the Act the undersigned’s sale, transfer or other disposition of any of the Lock-Up Units or other securities of the Trust held by the undersigned, or to otherwise participate as a selling securityholder in any manner in any registration effected by the Company or the Trust under the Act, including under the Registration Statement, during the Lock-Up Period. The foregoing restrictions are expressly agreed to preclude the undersigned from (x) entering into any swap or other agreement that transfers any of the economic consequences of ownership of or otherwise transfer or dispose of, directly or indirectly, any of the Lock-Up Units or (y) entering into any hedging, collar (whether or not for any consideration) or other transaction or arrangement that is designed to or reasonably expected to lead or result in a transfer, in whole or part, of any of the economic consequences of ownership of the Lock-Up Units. Such prohibited hedging or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option or reversal or cancellation thereof) with respect to any Lock-Up Units or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Lock-Up Units.
     Notwithstanding the foregoing if (i) during the last 17 days of the Lock-Up Period, the Trust issues an earnings release or announces material news or a material event relating to the Trust occurs or (ii) prior to the expiration of the Lock-Up Period, the Trust announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the Lock-Up Period shall continue until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless the Representative, on behalf of the Underwriters, waives such extension in writing.
     It is understood that, if the Underwriting Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for and delivery of the Units, you will release the undersigned from the obligations under this letter agreement.

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     In furtherance of the foregoing, the Trust and its transfer agent and registrar are hereby authorized to decline to make any transfer of Lock-Up Units if such transfer would constitute a violation or breach of this letter. This letter shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned. Capitalized terms used but not defined herein have the respective meanings assigned to such terms in the Underwriting Agreement.

Very truly yours,

Name of Securityholder:

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